SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

DAKOTA TERRITORY RESOURCE CORP

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

10580 N. McCarran Blvd., Building 115 – 208

Reno, NV 89503

(Address of Principal Executive Offices and Zip Code)

(775) 747-0667

(Issuer's telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 5, 2017, the Registrant entered into Exploration and Mining Lease and Option to Purchase Property Agreements appertaining to a combination of surface and mineral title to 284 acres located in the Homestake District of the Northern Black Hills of South Dakota. The property acquisition included approximately 61 acres located immediately to the south and contiguous to Registrant’s City Creek Property, approximately 82 acres located one half mile south of the Blind Gold Property adjacent to the historic Maitland Mine and approximately 141 acres located immediately north and contiguous to the Homestake Paleoplacer Property.

Registrant’s property acquisition is consistent with its business development strategy of expanding its high quality mining interests within the Homestake District. Registrant completed this acquisition in the ordinary course of its business.  Based upon the amount paid, the acquisition was not deemed to involve a significant amount of assets otherwise reportable under Item 2.01.

The acquisition was completed through Exploration and Mining Lease and Option to Purchase Property Agreements made and entered into by and between Trucano Novelty, Inc., a South Dakota Corporation, whose address is 155 Sherman St., Deadwood, South Dakota 57732 and Registrant.  There is no material relationship, other than in respect of the transaction, between the Owners of the property asset and the Registrant or any of its affiliates, or any director or officer of the Registrant, or any associate of any such director or officer.

Through this property acquisition Registrant’s land holdings have increased to a total of 3,341 acres in the Homestake District of the Black Hills of South Dakota.

Section 9 - Financial Statements and Exhibits Item

9.01 Financial Statements and Exhibits.

Exhibit Index:

Exhibit Number

Description

EX – 99.1

Press Release dated April 10, 2017

EX – 99.2

Short Form of Exploration and Mining Lease and Option to Purchase Property Agreement “Block A”

EX – 99.3

Short Form of Exploration and Mining Lease and Option to Purchase Property Agreement “Block B”

EX – 99.4

Short Form of Exploration and Mining Lease and Option to Purchase Property Agreement “Block C”

EX – 99.5

Short Form of Exploration and Mining Lease and Option to Purchase Property Agreement “Block D”

EX – 99.6

Short Form of Exploration and Mining Lease and Option to Purchase Property Agreement “Block E”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP. (Registrant)

Date April 10, 2017

By /s/ Richard Bachman

Richard Bachman, PRESIDENT